Net Trading Income - Summary of Net Trading Income (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2020	Mar. 31, 2019	Mar. 31, 2018
Trading income (expense) [abstract]
Interest rate	¥ 149,420	¥ 176,352	¥ 128,137
Foreign exchange	(78,541)	92,835	87,322
Equity	59,388	46,576	48,047
Credit	2,495	3,667	5,735
Others	1,307	872	1,223
Total net trading income	¥ 134,069	¥ 320,302	¥ 270,464